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                                                                   EXHIBIT 10.2


                   GRIFFITH MICRO SCIENCE INTERNATIONAL, INC.
                         1998 EMPLOYEE STOCK OPTION PLAN


         1. STATEMENT OF PURPOSE. The purpose of this 1998 Employee Stock Option Plan (the "Plan") is to benefit Griffith Micro Science International, Inc., a Delaware corporation (the "Company"), by offering certain present and future officers and employees of the Company and its Subsidiaries a favorable opportunity to acquire capital stock of the Company over a period of years, thereby giving them a long-term equity stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company and its Subsidiaries.

         2. CERTAIN DEFINED TERMS. The terms hereinafter set forth when used in the Plan or any certificate evidencing an Option granted pursuant to the Plan shall have the following meanings (and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined):

            (a) "BOARD" means the Board of Directors of the Company as it is duly constituted from time to time.

            (b) "CAUSE" means either: (i) the willful failure by the Optionee to substantially perform his or her employment duties with the Company or any of its Subsidiaries; or (ii) the willful engaging by the Optionee in conduct which is demonstrably and materially injurious, monetarily or otherwise, to the Company or any of its Subsidiaries.

            (c) "CHANGE IN CONTROL" is defined in Paragraph 8(d).

            (d) "CLASS A COMMON STOCK" means the class of shares of Class A common stock, $.01 par value per share, of the Company.

            (e) "CODE" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

            (f) "COMMISSION" means the United States Securities and Exchange Commission.

            (g) "COMPANY" is defined in Paragraph 1.

            (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

            (i) "EXERCISE DATE" is defined in Paragraph 9(a).

            (j) "EXERCISE PRICE" is defined in Paragraph 7.


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            (k) "FAIR MARKET VALUE" means, with respect to a share of Class A
         Common Stock on any specified date (the "Measuring Date"), as follows:

                (i) if the Measuring Date is the Initial Public Offering Date,
            the Fair Market Value of a share of Class A Common Stock on such date shall be the initial public offering price of the shares of Class A Common Stock offered to the public which is set forth on the cover page of the final prospectus filed by the Company with the Commission in accordance with Rule 424(b) under the Securities Act and pursuant to which the Company's initial public offering of Class A Common Stock is made; and

                (ii) if the Measuring Date occurs after the Initial Public
            Offering Date, the Fair Market Value of a share of Class A Common Stock on such date shall be: (A) in the event that on such Measuring Date the Class A Common Stock is listed on the Nasdaq National Market or any other national securities exchange, the average of the highest and lowest sale prices of the Class A Common Stock on the Nasdaq National Market or on the principal national securities exchange on which the Class A Common Stock is listed (as reported in The Wall Street Journal, Midwest Edition) on such Measuring Date or, if such date is not a trading date, on the first trading date immediately preceding the Measuring Date; or (B) if clause (A) is not applicable under the specific circumstances, then the Fair Market Value of a share of Class A Common Stock on such Measuring Date shall be as reasonably determined by the Stock Option Committee.

            (l) "GRANT DATE" means: (i) with respect to any Option granted on or prior to the Initial Public Offering Date, such Initial Public Offering Date; and (ii) with respect to any Option granted after the Initial Public Offering Date, the date on which the Stock Option Committee acted to grant such Option.

            (m) "INITIAL PUBLIC OFFERING DATE" means the date on which shares of Class A Common Stock are first offered to the public following effectiveness of a registration statement filed by the Company with the Commission under the Securities Act in connection with the initial public offering of such shares of Class A Common Stock.

            (n) "OPTION" means an option to purchase Shares granted pursuant to the Plan.

            (o) "OPTION CERTIFICATE" is defined in Paragraph 6(c).

            (p) "OPTIONEE" means each individual who is granted an Option and each other person entitled at any time by the Plan to exercise an Option.




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            (q) "PERMANENT DISABILITY" has the same meaning herein as its definition in Section 22(e)(3) of the Code as in effect on the date of adoption of the Plan.

            (r) "PLAN" is defined in Paragraph 1.

            (s) "PROMISSORY NOTE" is defined in Paragraph 9(c).

            (t) "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

            (u) "SHARES" means the aggregate number of shares of Class A Common Stock as to which the Stock Option Committee may grant Options. The term includes shares of Class A Common Stock which at any given time are (i) reserved for the possible grant of future Options, (ii) covered by outstanding Options or (iii) issued and outstanding as a result of the exercise of any Option.

            (v) "STOCK OPTION COMMITTEE" means a committee of the Board which shall be designated by the Board and consist of at least two members appointed by the Board, neither of whom shall be eligible to be granted an Option under the Plan and each of whom shall be, if and to the extent any member or members of the Board so qualify, a "non-employee director" of the Company as such term is defined in Rule 16b-3 of the Commission under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code.

            (w) "SUBSIDIARY" means any corporation, partnership, limited liability company or other entity for which the Company, in conformity with generally accepted accounting principles in the United States, is required to report the results of operations on a consolidated basis or in accordance with the equity method of accounting.

            (x) "UNEXERCISED SHARES" means, at any specified point in time, the Shares which then remain subject to an outstanding Option, whether or not vested, and as to which such Option has not then been exercised.

         3. ADMINISTRATION. The Plan shall be administered by the Stock Option Committee of the Board as it is duly constituted from time to time. The Stock Option Committee shall have exclusive authority to interpret the terms and provisions of the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan and its administration. All interpretations by the Stock Option Committee of the terms and provisions of the Plan and all determinations by the Stock Option Committee of matters pertaining to Options shall be final and conclusive.

         4. SHARES SUBJECT TO THE PLAN. Initially, a total of 300,000 Shares will be subject to the Plan and reserved for the grant of Options under the Plan, subject to adjustment as provided in Paragraph 11. On October 1 of each of the years 1999 through 2001, an additional 150,000 Shares will automatically become subject to the Plan and reserved for the grant of Options under



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the Plan, subject to adjustment in each case as provided in Paragraph 11.
Accordingly, a total of 750,000 Shares will ultimately be subject to the Plan and reserved for the grant of Options under the Plan, subject to such adjustment. In addition, upon the normal or early expiration of any outstanding Option, the Unexercised Shares then subject thereto shall thereupon be released and may again be covered by an Option or Options thereafter granted (including, without limitation, a grant in substitution for an outstanding Option which has been cancelled by mutual agreement between the Company and the Optionee). Options are intended not to be treated as "incentive stock options" as that term is defined in Section 422 of the Code.

         5. ELIGIBILITY. Options may be granted to officers and employees of the Company and its Subsidiaries selected initially and from time to time thereafter by the Stock Option Committee on the basis either of the special importance of their services in the management, development or operation of the Company or any Subsidiary or their ability to contribute to achieving the business strategy of the Company or any Subsidiary; provided, however, notwithstanding the foregoing, that the Chairman of the Board shall not be eligible to be granted an Option under the Plan unless at the Grant Date for any such Option he or she is also a full-time employee of the Company or a Subsidiary. No single Optionee shall be granted, in any calendar year, Options which in the aggregate cover more than 125,000 Shares.

         6. GRANTING OF OPTIONS. (a) Any Options granted under the Plan shall be granted by the Stock Option Committee, as it is duly constituted from time to time. No Options shall be granted subsequent to August 31, 2008; provided, however, that the Board may at any time prior to that date terminate the right of the Stock Option Committee to grant any further Options under the Plan. Shares deliverable upon the exercise of Options may be furnished from the Company's authorized but unissued shares of Class A Common Stock or from reacquired shares of Class A Common Stock.

            (b) Nothing contained in the Plan or in any Option shall confer upon any Optionee any right to be continued in the employment of the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary to terminate such Optionee's employment at any time.

            (c) Every Option granted by the Committee shall be evidenced by a stock option certificate substantially in the form set forth as Exhibit A hereto (the "Option Certificate"). Any member of the Stock Option Committee or any duly authorized officer of the Company may execute and deliver an Option Certificate for and on behalf of the Company. Every Option Certificate shall be dated the Grant Date for the Option evidenced thereby, and such Option shall become effective at and as of such Grant Date; provided, however, notwithstanding the foregoing, that: (i) any Option granted by the Stock Option Committee prior to the Initial Public Offering Date shall become effective at and as of such Initial Public Offering Date and shall remain effective only if the Company completes the sale of shares of Class A Common Stock pursuant to such initial public offering thereof; and (ii) no Option shall continue in effect unless one of the duplicate originals of the Option Certificate evidencing such Option furnished to the Optionee by the Company has been executed by the Optionee to signify his or her acceptance of the Option evidenced thereby and delivered by such Optionee to the Company



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within 30 days after the Grant Date or such longer period as the Stock Option
Committee shall permit in any given case. Upon its execution and delivery by the Optionee and the Company, the Option Certificate shall constitute an enforceable agreement between the Company and the Optionee. Each Option granted under the Plan shall be subject to all the terms and conditions of the Plan, and all such terms and conditions shall be incorporated by this reference thereto into each Option Certificate with respect to the Option evidenced thereby. In the event of any conflict between the provisions of the Plan and the provisions of any Option Certificate, the provisions of the Plan shall control.

         7. EXERCISE PRICE OF OPTIONS. The price per Share at which the vested portion of any Option may be exercised by an Optionee (the "Exercise Price") shall be the Fair Market Value of a share of Class A Common Stock at and as of the Grant Date.

         8. DURATION AND VESTING OF RIGHT TO EXERCISE OPTIONS; ACCELERATION OF EXERCISABILITY IN THE EVENT OF A CHANGE IN CONTROL; EARLY EXPIRATION. (a) Each Option shall be for a term of ten years from the Grant Date and shall then expire, unless it has been fully exercised or has expired prior to the end of such term.

            (b) Each Option shall vest and become exercisable with respect to one-fourth of the total number of Shares subject to such Option on the first anniversary of the Grant Date thereof and with respect to an additional one-fourth of the total number of Shares subject to such Option upon each of the second, third and fourth anniversaries of the Grant Date thereof; provided, however, that if one-fourth of the total number of Shares subject to any Option includes a fraction of a whole Share, the Option will not vest and be exercisable with respect to any such fractional Share; in lieu thereof, each such fractional Share will vest and be exercisable on the earliest anniversary of the Grant Date when all such fractions which otherwise would have vested on or prior to such anniversary equal a whole Share. All or any part of the Shares with respect to which an Option has vested and become exercisable may be purchased at any time or times thereafter by exercise of the Option prior to its normal or any early expiration.

            (c) Notwithstanding the foregoing subparagraphs (a) and (b) of this Paragraph 8, the Stock Option Committee may in its discretion: (i) specifically provide as of the Grant Date of any Option for a term thereof which is less than ten years; (ii) specifically provide as of the Grant Date of any Option for another time or times when it vests and becomes exercisable in whole or part;
(iii) at any time or times after any Option has been granted, accelerate the exercisability thereof in whole or in part, subject to any terms and conditions that the Stock Option Committee deems necessary and appropriate to effectuate the purposes of the Plan; and (iv) at any time prior to the normal or early expiration of any Option, extend the term thereof for an additional period or periods. In no event, however, notwithstanding such authority of the Stock Option Committee, shall (i) any Option vest and become exercisable with respect to any Shares prior to six months after the Grant Date of such Option or (ii) the aggregate term of any Option, including the original term of such Option and any extensions thereof, exceed ten years.




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            (d) Notwithstanding the foregoing subparagraphs (a), (b) and (c) of this Paragraph 8, on the date when a "Change in Control" of the Company (as hereinafter defined) occurs, each Option granted pursuant to the Plan which is then outstanding shall become and thereafter at all times during the remainder of its term be fully vested and immediately exercisable in full, without regard to any vesting schedule for such Option set forth in subparagraph (b) of this Paragraph 8 or otherwise specified by the Stock Option Committee pursuant to subparagraph (c) of this Paragraph 8. The term "Change in Control," when used with respect to the Company, means the occurrence at any time during the specified term of an Option granted under the Plan, of any of the following events:

            (i) the Company is merged or consolidated or reorganized into or with, or shares of stock of the Company are exchanged for stock or securities of, another corporation or other legal person (an "Acquiror") or an Acquiror is merged or consolidated or reorganized into or with the Company, and immediately following such merger, consolidation, reorganization or exchange, the stockholders of the Company immediately prior to such merger, consolidation, reorganization or exchange (other than the Acquiror or any corporation or other person controlling, controlled by or under common control with the Acquiror) own, directly or indirectly, in the aggregate, Voting Securities (as hereinafter defined) of the surviving, resulting or acquiring corporation or other legal person having less than a majority of the voting power of the issued and outstanding Voting Securities of such surviving, resulting or acquiring corporation or other legal person;

            (ii) the Company sells all or substantially all of its business and/or assets to an Acquiror, and immediately after such sale, the stockholders of the Company immediately prior to such sale (other than any corporation or other person controlling, controlled by or under common control with the Acquiror) own, directly or indirectly, in the aggregate, Voting Securities of the Acquiror having less than a majority of the voting power of the issued and outstanding Voting Securities of the Acquiror;

            (iii) there is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), as promulgated pursuant to the Exchange Act, disclosing that any person or group (as the terms "person" and "group" are used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than (A) Griffith Laboratories International, Inc. (a Delaware corporation), (B) Griffith Laboratories, Inc. (an Illinois corporation) or any successor thereto by virtue of a change-of-domicile merger, (C) Dean L. Griffith, his spouse, his descendants and trusts established in whole or part for the benefit of any one or more of such persons (collectively, the "Griffith Family") or (D) any other person or group (as such terms are so defined) controlled directly or indirectly by the Griffith Family, has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of issued and outstanding Voting Securities of the Company having more




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        than 50% of the voting power of the issued and outstanding Voting
        Securities of the Company; provided, however, that no such person or group shall for this purpose be deemed to be the beneficial owner of any Voting Securities held by the Company or any of its Subsidiaries or any employee benefit plan (or any related trust) of the Company or any of its Subsidiaries; or

            (iv) during any period of not more than 24 consecutive months, individuals who at the beginning of such period constitute the directors of the Company (together with any new director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors of the Company then still in office who either were directors of the Company at the beginning of any such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of the directors then in office.

For purposes of this subparagraph (d), "Voting Securities," when used with respect to any corporation or other legal person, shall mean voting securities or other capital interests of such corporation or other legal person that have the power under ordinary circumstances (and not merely upon the happening of a contingency) to (in the case of a corporation) vote in the election of directors of such corporation or to (in the case of other legal person) participate in the management and control of such other legal person.

            (e) In the event the employment of an Optionee with the Company or any Subsidiary terminates for any reason other than (i) his or her death or Permanent Disability, (ii) his or her discharge by the Company without Cause or
(iii) his or her retirement after reaching the age of 65, any Option held by him or her, to the extent then unexercised, shall thereupon expire and all rights to purchase any of the Unexercised Shares pursuant thereto shall terminate immediately. Temporary absence from employment because of illness, vacations, approved leaves of absence, and transfers of employment among the Company and its Subsidiaries shall not be considered to terminate employment or to interrupt continuous employment.

            (f) In the event the employment of an Optionee with the Company or any Subsidiary terminates because of his or her death or Permanent Disability or his or her retirement after reaching the age of 65, any Option held by him or her, to the extent then unexercised, may continue to be exercised by the Optionee or the heirs, legatees or legal representative of the Optionee, as the case may be, until the earlier of (i) the close of business on the normal expiration date of such Option or (ii) the close of business on the first anniversary of the date his or her employment was so terminated, but only to the extent in either case that such Option was exercisable on the date his or her employment is so terminated. Thereafter, any such Option shall expire and all rights to purchase any of the Unexercised Shares pursuant thereto shall terminate immediately.




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            (g) In the event the employment of an Optionee with the Company or any Subsidiary terminates because of his or her discharge without Cause, any Option held by him or her, to the extent then unexercised, may continue to be exercised by the Optionee until the earlier of (i) the close of business on the normal expiration date of such Option or (ii) the close of business on the 90th day after the date his or her employment is so terminated, but only to the extent in either case that such Option was exercisable on the date his or her employment was so terminated. Thereafter, any such Option shall expire and all rights to purchase any of the Unexercised Shares pursuant thereto shall terminate immediately.

         9. EXERCISE OF OPTIONS. (a) An Optionee may exercise the vested portion of any Option at any time or from time to time prior to its normal or any early expiration by giving written notice to the Company, attention of the Secretary, specifying the number of Shares to be purchased pursuant to such exercise and accompanied by payment of the aggregate Exercise Price for the Shares being purchased. The date on which such written notice is received by the Company is hereinafter referred to as the "Exercise Date." At the time of exercise of the vested portion of any Option, the Optionee shall also be required, as a condition of the exercise of such Option, to pay to the Company, at the same time and by the same method as he or she pays the Exercise Price (or such other method as the Stock Option Committee approves), the amount of all Federal, state, local and foreign withholding taxes which the Company is required to withhold as a result of the exercise of such Option or to comply with applicable law. Except as otherwise hereinafter provided in this Paragraph 9, the aggregate Exercise Price for the Shares being purchased (together with an amount equal to any tax which the Company is required to withhold upon such exercise) shall be paid by the delivery to the Company of a certified or cashier's check.

            (b) With the approval of the Stock Option Committee, the Exercise Price (and any related withholding tax) payable to the Company upon the exercise of an Option may be paid by an Optionee, in lieu of a certified or cashier's check, by any of the following methods: (i) delivery of a promissory note in accordance with subparagraph (c) of this Paragraph 9; (ii) tender to the Company of other shares of Class A Common Stock owned by him or her (evidenced by duly issued certificate(s) therefor registered in his or her name) having an aggregate Fair Market Value on the Exercise Date equal to the aggregate Exercise Price of the shares being purchased (plus any related withholding taxes); (iii) delivery of an irrevocable written notice instructing the Company to withhold from the Shares otherwise issuable upon the exercise of the Option that number of Shares having an aggregate Fair Market Value on the Exercise Date equal to the aggregate Exercise Price of the Shares being purchased upon such exercise (plus any related withholding taxes); or (iv) delivery of an irrevocable written notice instructing the Company to deliver a sufficient number of the Shares being purchased by the Optionee upon such exercise to a securities broker selected by the Company for sale, subject to receipt by the Company of the broker's written guarantee to deliver cash to the Company equal to the full amount of the aggregate Exercise Price (plus any related withholding taxes) for all of the Shares being purchased upon such exercise; provided, however, that payment by the Optionee of the aggregate Exercise Price of any Option by means of either of the methods specified in clauses (iii) or (iv) above may be permitted by the Stock Option Committee only with respect to the exercise of an Option during the period beginning on the third business day



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following the date of public release of the Company's quarterly or annual summary of its results of operations for the prior quarter or fiscal year, as the case may be, and ending on the twelfth business day following such date.

            (c) In connection with an Optionee's exercise of an Option granted under the Plan, the Company may, in the Stock Option Committee's discretion, lend to such Optionee all or a portion of the aggregate Exercise Price of the Option so exercised (plus any related withholding taxes), provided the Optionee delivers a promissory note substantially in the form set forth as Exhibit B hereto (the "Promissory Note") for the principal amount of such loan and all interest which shall accrue on such loan. Any such loan will be subject to the following terms and conditions and such other terms and conditions as the Stock Option Committee determines which are not inconsistent with the Plan: (i) it will bear interest at the Federal short-term rate in effect on the date of the Promissory Note, as determined pursuant to Section 1274(d) of the Code or any successor provision thereto, or such other rate as the Stock Option Committee determines from time to time; (ii) the maximum amount of such loan will not exceed the aggregate Fair Market Value, at the Exercise Date, of the Shares covered by the Option, or portion thereof, exercised by the Optionee; (iii) Shares having an aggregate Fair Market Value at least equal to 150 percent of the principal amount of the loan must at all times be pledged by the Optionee to the Company as security for payment of the loan; and (iv) the loan will mature and be payable (subject to prepayment at any time without penalty) on the earlier of (A) the first anniversary of the date of the Promissory Note or (B) the third business day following the date on which the Optionee's employment with the Company or any Subsidiary terminates for any reason other than his or her death, Permanent Disability or normal retirement at age 65, but may be renewed for one additional such term at the discretion of the Stock Option Committee provided the Optionee delivers a replacement Promissory Note substantially in the form set forth as Exhibit B hereto and the Optionee continues to pledge Shares having an aggregate Fair Market Value at least equal at all times to 150 percent of the principal amount of the loan as security for payment of the unpaid balance of the loan.

            (d) At the time of exercise of any Option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionee, as a further condition upon exercise, to deliver to the Company: (i) a written representation of present intention to purchase the Shares acquired pursuant to such exercise for his or her own account for investment and not with a view to their distribution; and (ii) a written agreement containing such additional restrictions on the transferability of such Shares as the Company reasonably determines are necessary or desirable to secure exemption from the registration or qualification provisions of applicable Federal, state or foreign securities laws or regulations in connection with the issuance of the Shares. In the event such a representation or agreement is required to be delivered, an appropriate legend may be placed upon each certificate evidencing such Shares delivered to the Optionee upon his or her exercise of such Option and an appropriate stop order may be placed with the transfer agent for the Class A Common Stock with respect to the transfer of such Shares.

            (e) Each Option granted shall also be subject to the requirement that, if at any time the Company determines in its sole discretion that the listing, registration or qualification of the Shares then subject to the Option upon any securities exchange or under any state, Federal or




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foreign law or regulation, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of the Shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company; in such event, the Company shall use reasonable efforts to effect or obtain such listing, registration, qualification, consent or approval, as the case may be.

         10. NON-TRANSFERABILITY OF OPTIONS. No Option will be assignable or transferable by the Optionee to whom it was granted otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by (i) the Code or (ii) Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder, and each Option will be exercisable during any Optionee's lifetime only by the Optionee to whom it was granted or by such Optionee's legal representative; provided, however, notwithstanding the foregoing, that the Stock Option Committee, in its discretion, may permit the transfer of any Option on such terms and subject to such conditions as the Stock Option Committee may deem necessary or appropriate or as otherwise may be required by applicable law or regulation.

         11. ADJUSTMENTS. If after the Initial Public Offering Date the outstanding shares of Class A Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through any reorganization, recapitalization, reclassification, redesignation, stock dividend, stock split, reverse stock split or other similar transaction, appropriate and proportionate adjustments shall be made (i) to the number and kind of Shares then subject to the unexercised portion of every outstanding Option, (ii) to the aggregate number of Shares as to which the Stock Option Committee may grant Options and (iii) to the maximum number of Shares which may be covered by Options granted to any single Optionee in any calendar year. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted, on an equitable basis, for each Share then subject to the unexercised portion of every outstanding Option, the number and kind of shares of stock or other securities to which the holder of an outstanding share of Class A Common Stock will be entitled pursuant to the transaction. In the event of any other relevant change in the capitalization of the Company, an equitable adjustment in the number of Shares then subject to the unexercised portion of every outstanding Option shall be made. In the event any adjustment is made to an Option pursuant to this Paragraph 11, no adjustment shall be made in the aggregate Exercise Price applicable to the unexercised portion of the Option but a corresponding adjustment shall be made in the Exercise Price for each share or other unit of any security subject to the unexercised portion of the Option. All adjustments shall be made by the Stock Option Committee, whose determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive. No fractional shares shall be issued upon the exercise of any Option as a result of any such adjustment.



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         12. AMENDMENT OR DISCONTINUANCE OF THE PLAN. The Board may amend or discontinue the Plan at any time without the consent or approval of the Optionees or the stockholders of the Company, except that no such amendment or discontinuance will:

             (a) without the consent of each individual Optionee change or impair any outstanding Option held by such Optionee in a manner which is detrimental to the Optionee; or

             (b) without approval by a majority of the votes cast by holders of the Class A Common Stock and the Class B Common Stock of the Company, voting together in person or by proxy at a duly held stockholders' meeting, (i) materially increase the benefits accruing to Optionees under the Plan, (ii) materially increase the number of Shares that may be issued under the Plan (except pursuant to Paragraph 11) or (iii) materially modify the requirements of eligibility for participation in the Plan.

         13. EFFECTIVE DATE OF THE PLAN. The Plan has been adopted and authorized by the Board. The Board has also proposed, declared advisable and approved a comprehensive amendment and restatement of the certificate of incorporation of the Company which would, among other things, authorize the Company to issue two classes of common stock, Class A Common Stock and Class B Common Stock (the "Restated Certificate of Incorporation"). The Board has also directed that the Plan and the Restated Certificate of Incorporation be submitted to Griffith Laboratories International, Inc., the sole stockholder of the Company, for their approval and adoption, and if so approved and adopted the Board has authorized that the Restated Certificate of Incorporation be made effective under Delaware law by its execution and filing in the Office of the Secretary of State of Delaware. If the Plan and the Restated Certificate of Incorporation are approved and adopted by the sole stockholder of the Company and the Restated Certificate of Incorporation has become effective under Delaware law, the Plan shall be deemed to have become effective on the date on which the Restated Certificate of Incorporation becomes effective under Delaware law. Options may be granted under the Plan before its approval by the Company's sole stockholder and before the Restated Certificate of Incorporation becomes effective under Delaware law, but subject to such approval and effectiveness.

         14. MISCELLANEOUS PROVISIONS. (a) No employee or other person will have any claim or right to be granted an Option under the Plan. Determinations made by the Stock Option Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated.

             (b) No Optionee or other person will have any right with respect to the Plan, the Class A Common Stock reserved for issuance under the Plan or any Option, contingent or otherwise, until all the terms, conditions and provisions of the Plan and the Option applicable to such recipient (and each person claiming under or through him or her) have been met.

             (c) The expenses of the Plan will be borne by the Company.

             (d) The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

             (e) Any notice required to be given under the Plan or any Option granted pursuant to the Plan shall be given in writing. Unless otherwise specifically provided to the contrary herein, any such notice shall be deemed to be given on the fourth business day after it is sent by registered or certified mail, postage prepaid, to the intended recipient, addressed as follows:

             If to the Company, to:

                    Griffith Micro Science International, Inc.
                    2001 Spring Road
                    Oak Brook, Illinois  60521
                    Attn:   John B. Sabalaskey
                            Senior Vice President

             If to the Optionee, to his or her address set forth on the Option Certificate evidencing the Option with respect to which such notice is given

Any such notice may also be given using any other means (including personal delivery, courier, messenger service, facsimile transmission, electronic transmission or ordinary mail), but no such notice shall be deemed duly given unless and until it is actually received by the intended recipient. Either the Company or the Optionee may change the address to which any such notice is to be sent to him, her or it by giving written notice of such change of address in the manner herein provided for giving notice.

                                                                      EXHIBIT A

                   GRIFFITH MICRO SCIENCE INTERNATIONAL, INC.

                    STOCK OPTION CERTIFICATE PURSUANT TO THE
                         1998 EMPLOYEE STOCK OPTION PLAN


         This Stock Option Certificate (the "Option Certificate") is issued this ___ day of __________, 19__ by GRIFFITH MICRO SCIENCE INTERNATIONAL, INC., a Delaware corporation (the "Company"), to _________________ (the "Optionee") for the purpose of evidencing a stock option (the "Option") granted effective as of the date hereof to the Optionee by the duly authorized Stock Option Committee of the Board of Directors of the Company pursuant to the 1998 Employee Stock Option Plan of the Company, a copy of which is attached hereto as Appendix I (the "Plan"), subject to the following terms and conditions:

                  1. The Option and this Option Certificate are subject to all of the terms and conditions of the Plan, which are incorporated herein by this reference thereto. All capitalized terms hereinafter used in this Option Certificate have the definitions given to them in the Plan.

                  2. The Company hereby grants to the Optionee an Option to purchase up to _________ shares of Class A Common Stock of the Company at an Exercise Price of $__________ per share, subject to adjustment as provided in the Plan.

                  3. The Option shall be for a term of 10 years from the date hereof and shall expire on the tenth anniversary of the date hereof, unless it has been fully exercised or has expired prior to the end of such term in accordance with the provisions of the Plan.

                  4. The Option shall vest and become exercisable with respect to one-fourth of the total number of Shares covered by the Option on each of the first, second, third and fourth anniversaries of the date of this Option Certificate. The Option shall vest and become exercisable only in whole share increments in accordance with Paragraph 8(b) of the Plan.

                  5. The Optionee may exercise the vested portion of this Option at any time or from time to time prior to its expiration by giving written notice to the Company specifying the number of Shares to be purchased. Payment of the aggregate Exercise Price for the Shares being purchased shall be made by the Optionee in the manner specified in or pursuant to the Plan.

                  6. The Optionee is required to sign and return to the Company (Attn: John P. Sabalaskey, Senior Vice President), within 30 days of the date hereof, one of the duplicate originals of this Option Certificate to signify his or her acceptance of this Option on the terms and conditions specified herein and in the Plan.

         Dated as of the date first above written.


Accepted and agreed as of the                 GRIFFITH MICRO SCIENCE
date first above written:                     INTERNATIONAL, INC.


___________________________                   By:_____________________________
       [name and home                                    [member of the
  address of the Optionee]                          Stock Option Committee]

                                                                      EXHIBIT B
                                 PROMISSORY NOTE

$_____________________                                    _______________, 19__
                                                       Oak Brook, Illinois


         FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of GRIFFITH MICRO SCIENCE INTERNATIONAL, INC., a Delaware corporation (the "Company"), the principal sum of $____________ on the earlier of (A) [here insert the date which is the first anniversary of the date of the note] or (B) the third business day following the date on which the undersigned's employment with the Company or any of its Subsidiaries terminates for any reason other than his or her death, Permanent Disability or normal retirement at age 65, with interest (computed on the basis of the actual number of days elapsed over a 365-day year) on the unpaid balance thereof at the rate of [here insert interest rate, which shall be equal to the Federal short-term rate in effect on the date of the note, as determined pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, or any successor provision thereto or other rate established by the Stock Option Committee] per annum, from the date hereof until the principal amount of this Note is paid in full, payable on the maturity date of this Note.

         The payment of principal and interest on this Note shall be made at the offices of the Company, 2001 Spring Road, Suite 500, Oak Brook, Illinois 60621 or at such other place as the holder of this Note may from time to time designate in writing.

         This Note has been issued in connection with the purchase of __________ shares of Class A Common Stock of the Company, $.01 par value (the "Shares"), pursuant to the exercise of an Option granted to the undersigned under the 1998 Employee Stock Option Plan of the Company (the "Plan"). All capitalized terms used but not defined in this Note have the definitions given to them in the Plan.

         The Shares are represented by certificate no. __________ (the "Certificate"). The undersigned hereby assigns, transfers and pledges to the Company, to secure the performance by the undersigned of his or her obligations under this Note, Shares having at all times an aggregate Fair Market Value at least equal to 150% of the unpaid principal amount of this Note. To effect this pledge, the undersigned, concurrent with the issuance of this Note, has delivered to the Company the Certificate accompanied by a duly executed Stock Power.

         The principal of and interest on this Note shall be payable by the undersigned either in cash or by instructing the Company to transfer to its treasury or to cancel that whole number of Shares which have been pledged to secure performance by the undersigned of his or her obligations under this Note having an aggregate Fair Market Value on the repayment date which is at least equal to the amount required to pay the principal of and all interest on this
Note in full.

         The undersigned shall have the right to prepay this Note in whole or in part, without premium or penalty.

         The undersigned hereby waives presentment, notice of dishonor or protest of dishonor of this Note.

         This Note shall be governed by and construed in accordance with the laws of the State of Delaware.


                                            -----------------------------------
                                                 [here insert name and home
                                                  address of the Optionee]